EXHIBIT 10.8
                      CONSULTING AGREEMENT

     THIS AGREEMENT (the "Agreement") is made and entered into on May 15, 2007 by and between Third-Order Nanotechnologies, Inc., a Nevada Corporation (the "Company") and Dr. David F. Eaton, an individual (the "Consultant"). The Company and the Consultant shall hereinafter collectively be referred to as the "Parties" and generically as a "Party."

                           ARTICLE ONE
                            RETENTION

1.1  Duties.
     -------

     The Company hereby engages and retains the Consultant to act as the Company's Interim Chief Technology Officer. Specifically, Consultant's duties shall be to provide advice on the Company's products, services, strategy, and structure; communicate the vision of the Company to industry groups, and to the technical trade press; and to lead, manage and participate in the research and development and creation of the Company's fiber optic communications components that are based on the Company's polymer lightwave switching technology. In this capacity, subject to the control of the board of directors, Consultant shall have general supervision, direction and control of that aspect of the business and affairs of the Company. Additionally, Consultant shall have such other powers and duties as may be assigned by the board of directors.

      Consultant shall perform the services necessary to complete his duties hereunder in a timely and professional manner consistent with industry standards, and at a location, place and time which Consultant deems appropriate. Consultant's duties hereunder are non-assignable.

      Consultant  agrees to use best efforts  to  segregate  work performed under this Agreement from all work done at, or for, any
such   other   person,  company,  corporation,  other  commercial
enterprise, and/or other institution.

      Consultant agrees to comply with all applicable laws and regulations relating to its performance of services pursuant to this Agreement.

1.2  Term.
     -----

      The term of this Agreement shall be twelve (12) months and shall commence on May 15, 2007. This Agreement may be terminated at any time by any party with forty-five (45) days notice to the other party. The termination of this Agreement for any reason at any time shall not affect the Consultant's continuing obligations to the Company under Articles Three thru Seven.

                           ARTICLE TWO
                    CONSULTANT'S COMPENSATION

2.1  Compensation.
     -------------

     As compensation for the services provided to the Company by the Consultant under this Agreement, the Consultant shall receive from the Company: (i) four thousand ($4,000) dollars per month, due and payable on the 15th day of each month, with the first payment due upon the full execution of this agreement; and (ii) a warrant to purchase up to One Hundred Fifty thousand (150,000) shares of the Company's common stock, par value $.001 per share (the "Common Stock"), at a purchase price of Twenty-Five Cents ($0.25) per share, which shall be exercisable pursuant to the warrant agreement attached as Exhibit A.
                              ----------

     Consultant is solely obligated to formally report as his income all compensation received from Company for Consultant's services. Consultant agrees to indemnify Company and hold it harmless to the extent Consultant is alleged or determined to be obligated or liable to pay any tax, including but not limited to payroll, FICA and social security withholding, and unemployment, disability and/or worker's compensation insurance or similar item in connection with any payment made to Consultant. Consultant shall not be entitled to compensation from Company except as set forth in this Agreement and in no event shall Consultant be entitled to any fringe benefits available to employees of Company. Consultant waives any rights Company may now or in the future have in such fringe benefits even if Consultant is later deemed a "common law employee."

2.2  Reimbursement for Business Expenses.
     ------------------------------------

      Subject to the prior approval of the Company, the Company shall promptly pay or reimburse Consultant for all reasonable business expenses incurred by Consultant in performing Consultant's duties and obligations under this Consulting Agreement, but only if Consultant properly accounts for expenses in accordance with the Company's policies.

                          ARTICLE THREE
           TRADE SECRETS/INTELLECTUAL PROPERTY RIGHTS

3.1. Proprietary Information.
     ------------------------

      Consultant agrees during the term of this Agreement and thereafter that it will take all steps reasonably necessary to hold Company's Proprietary Information (as defined below) in trust and confidence, will not use Proprietary Information in any manner or for any purpose not expressly set forth in this Agreement, and will not disclose any such Proprietary Information to any third party without first obtaining Company's express written consent on a case-by-case basis. By way of illustration but not limitation "Proprietary Information" includes (a) trade secrets, inventions, mask works, ideas, processes, formulas, source and object codes, data, programs, other works of authorship, know-how, improvements, discoveries, developments, designs and techniques (hereinafter collectively referred to as "Inventions"); and (b) information regarding plans for research, development, new products, marketing and selling, business plans, budgets and unpublished financial statements, licenses, prices and costs, suppliers and customers; and (c) information regarding the skills and compensation of other employees of Company. Notwithstanding the other provisions of this Agreement, nothing received by Consultant will be considered to be Company Proprietary Information if (1) it has been published or is otherwise readily available to the public other than by a breach of this Agreement; (2) it has been rightfully received by Consultant from a third party without confidential limitations;

(3) it has been independently developed for Consultant by personnel or agents having no access to the Company Proprietary
Information; or (4) it was known to Consultant prior to its first receipt from Company.

3.2. Third Party Information.
     ------------------------

     Consultant understands that Company has received and will in the future receive from third parties confidential or proprietary information ("Third Party Information") subject to a duty on Company's part to maintain the confidentiality of such information and use it only for certain limited purposes. Consultant agrees to hold Third Party Information on confidence and not to disclose to anyone (other than Company personnel who need to know such information in connection with their work for Company) or to use, except in connection with Consultant's work for Company, Third Party Information unless expressly authorized in writing by an officer of Company.

3.3. No Conflict of Interest.
     ------------------------

      Consultant agrees during the term of this Agreement not to accept work or enter into a contract or accept an obligation, inconsistent or incompatible with Consultant's obligations under this Agreement or the scope of services rendered for Company. Consultant warrants that to the best of his knowledge, there is no other existing contract or duty on Consultant's part inconsistent with this Agreement, unless a copy of such contract or a description of such duty is attached to this Agreement as Exhibit B. Consultant further agrees not to disclose to Company,
-----------
or bring onto Company's premises, or induce Company to use any confidential information that belongs to anyone other than Company or Consultant.

3.4. Disclosure of Work Product.
     ---------------------------

     As used in this Agreement, the term "Work Product" means any Invention, whether or not patentable, and all related know-how, designs, mask works, trademarks, formulae, processes, manufacturing techniques, trade secrets, ideas, artwork, software or other copyrightable or patentable works, information regarding plans for research, development, new products, marketing and selling, business plans, budgets and unpublished financial statements, licenses, prices and costs, suppliers and customers. Consultant agrees to disclose promptly in writing to Company, or any person designated by Company, all Work Product which is solely or jointly conceived, made, reduced to practice, or learned by Consultant in the course of any work performed for Company herein or otherwise ("Company Work Product"). Consultant represents that any Work Product relating to Company's business or any Project which Consultant has made, conceived or reduced to practice at the time of signing this Agreement ("Prior Work Product") has been disclosed in writing to Company and attached to this Agreement as Exhibit C. If disclosure of any such Prior
                      ----------
Work Product would cause Consultant to violate any prior confidentiality agreement, Consultant understands that it is not to list such Prior Work Product in Exhibit C but it will disclose
                                   ---------
a cursory name for each such invention, a listing of the party(ies) to whom it belongs, and the fact that full disclosure as to such Prior Work Product has not been made for that reason. A space is provided in Exhibit C for such purpose.
                       ---------

3.5. Ownership of Work Product.
     --------------------------

      Consultant shall specifically describe and identify in Exhibit C all technology which (a) Consultant intends to use in
---------
performing under this Agreement, (b) is either owned solely by Consultant or licensed to Consultant with a right to sublicense and (c) is in existence in the form of a writing or working prototype prior to the Effective Date ("Background Technology"). Consultant agrees that any and all Inventions conceived, written, created or first reduced to practice in the performance of work under this Agreement shall be the sole and exclusive property of Company.

3.6. Assignment of Company Work Product.
     -----------------------------------

     Except for Consultant's rights in the Background Technology, Consultant irrevocably assigns to Company all right, title and interest worldwide in and to the Company Work Product and all applicable intellectual property rights related to the Company Work Product, including without limitation, copyrights, trademarks, trade secrets, patents, moral rights, contract and licensing rights (the "Proprietary Rights"). Consultant retains no rights to use the Company Work Product and agrees not to challenge the validity of Company's ownership in the Company Work Product.

3.7. Waiver or Assignment of Other Rights.
     -------------------------------------

      If Consultant has any rights to the Company Work Product that cannot be assigned to Company, Consultant unconditionally and irrevocably waives the enforcement of such rights, and all claims and causes of action of any kind against Company with respect to such rights, and agrees, at Company's request and expense, to consent to and join in any action to enforce such rights. If Consultant has any right to the Company Work Product that cannot be assigned to Company or waived by Consultant, Consultant unconditionally and irrevocably grants to Company during the term of such rights, an exclusive, irrevocable, perpetual, worldwide, fully paid and royalty-free license, with rights to sublicense through multiple levels of sublicensees, to reproduce, create derivative works of, distribute, publicly perform and publicly display by all means now known or later developed, such rights.

3.8. Assistance.
     -----------

       Consultant agrees to cooperate with Company or its designee(s), both during and after the term of this Agreement, in the procurement and maintenance of Company's rights in Company Work Product and to execute, when requested, any other documents deemed necessary by Company to carry out the purpose of this Agreement. Consultant agrees to execute upon Company's request a signed transfer of copyright to Company in the form attached to this Agreement as Exhibit D for all Company Work Product subject
                   ---------
to copyright protection, including, without limitation, computer programs, notes, sketches, drawings and reports.

3.9. Enforcement of Proprietary Rights.
     ----------------------------------

      Consultant will assist Company in every proper way to obtain, and from time to time enforce, United States and foreign Proprietary Rights relating to Company Work Product in any and all countries. To that end Consultant will execute, verify and deliver such documents and perform such other acts (including appearances as a witness) as Company may reasonably request for use in applying for, obtaining, perfecting, evidencing, sustaining and enforcing such Proprietary Rights and the assignment thereof. In addition, Consultant will execute, verify and deliver assignments of such Proprietary Rights to Company or its designee. Consultant's obligation to assist Company with respect to Proprietary Rights relating to such Company Work
Product in any and all countries shall continue beyond the termination of this Agreement, but Company shall compensate Consultant at a reasonable rate after such termination for the time actually spent by Consultant at Company's request on such assistance.

3.10. Execution of Documents.
      -----------------------

      In the event Company is unable for any reason, after reasonable effort, to secure Consultant's signature on any document needed in connection with the actions specified in the preceding sections 3.8 and 3.9, Consultant hereby irrevocably designates and appoints Company and its duly authorized officers and agents as its agent and attorney in fact, which appointment is coupled with an interest, to act for and in its behalf to execute, verify and file any such documents and to do all other lawfully permitted acts to further the purposes of the preceding paragraph with the same legal force and effect as if executed by Consultant. Consultant hereby waives and quitclaims to Company any and all claims, of any nature whatsoever, which Consultant now or may hereafter have for infringement of any Proprietary Rights assigned hereunder to Company.

                          ARTICLE FOUR
            CONSULTANT REPRESENTATIONS AND WARRANTIES

      Consultant hereby represents and warrants that (a) the Company Work Product will be an original work of Consultant and any third parties will have executed assignment of rights reasonably acceptable to Company; (b) neither the Company Work Product nor any element thereof will infringe the Intellectual Property Rights of any third party; (c) neither the Company Work Product nor any element thereof will be subject to any restrictions or to any mortgages, liens, pledges, security interests, encumbrances or encroachments; (d) Consultant will not grant, directly or indirectly, any rights or interest whatsoever in the Company Work Product to third parties; (e) Consultant has full right and power to enter into and perform this Agreement without the consent of any third party; (f) Consultant will take all necessary precautions to prevent injury to any persons (including employees of Company) or damage to property (including Company's property) during the term of this Agreement; (g) Consultant agrees to abide by any and all rules, policies and procedures as communicated to Consultant by the Company; (h) to the extent required by law, the Project shall be performed by individuals duly licensed and authorized by law to work on the Project; and (h) should Company permit Consultant to use any of Company's equipment, tools, or facilities during the term of this Agreement, such permission shall be gratuitous and Consultant shall be responsible for any injury to any person (including death) or damage to property (including Company's property) arising out of use of such equipment, tools or facilities, whether or not such claim is based upon its condition or on the alleged negligence of Company in permitting its use.

                          ARTICLE FIVE
                         INDEMNIFICATION

      Consultant will indemnify and hold harmless Company, its officers, directors, employees, sublicensees, customers and agents from any and all claims, losses, liabilities, damages, expenses and costs (including attorneys' fees and court costs) which result from a breach or alleged breach of any representation or warranty of Consultant (a "Claim") set forth in Article Four of this Agreement, provided that Company gives Consultant written notice of any such Claim and Consultant has the right to participate in the defense of any such Claim at its expense. From the date of written notice from Company to Consultant of any such Claim, Company shall have the right to withhold from any payments due Consultant under this Agreement the amount of any defense costs, plus additional reasonable amounts as security for Consultant's obligations under this Article Five.

                           ARTICLE SIX
               GOVERNMENT OR THIRD PARTY CONTRACTS

6.1  Government Contracts.
     ---------------------

      In the event that Consultant shall perform services under this Agreement in connection with any Government contract in which Company may be the supplier, prime contractor or subcontractor, Consultant agrees to abide by all laws, rules and regulations relating thereto. To the extent that any such law, rule or regulation requires that a provision or clause be included in this Agreement, Consultant agrees that such provision or clause shall be added to this Agreement and the same shall then become a part of this Agreement.

6.2  Security.
     ---------

      In the event the services of the Consultant should require Consultant to have access to Department of Defense classified material, or other classified material in the possession of Company's facility, such material shall not be removed from Company's facility. Consultant agrees that all work performed under this Agreement by Consultant which involves the use of classified material mentioned above shall be performed in a secure fashion (consistent with applicable law and regulations for the handling of classified material) and only at Company's facility.

6.3  Ownership.
     ----------

     Consultant also agrees to assign all of its right, title and interest in and to any Work Product to a Third Party, including without limitation the United States, as directed by Company.

                          ARTICLE SEVEN
      COVENANT NOT TO COMPETE/NON-SOLICITATION OF CUSTOMERS

      Consultant agrees that Consultant will not, at any time within a period of twenty-four (24) months after the termination of this Agreement, without the prior written approval of the

Company's board of directors, directly or indirectly, within the United States or its territories, engage in any business activity directly or indirectly competitive with the business of the Company at the time of termination. In addition, Consultant agrees that during such non-competition period he will not solicit, either directly or indirectly, any employee or customer of the Company who was such at the time of Consultant's employment hereunder. If the provisions of this Article Seven should ever be adjudicated to exceed the time, geographic or other limitations permitted by applicable law in any jurisdiction, then such provisions shall be deemed reformed in such jurisdiction to the maximum time, geographic or other limitations permitted by applicable law.

                          ARTICLE EIGHT
                        INJUNCTIVE RELIEF

      The parties acknowledge that disclosure or unauthorized use of any Confidential Information by each other may give rise to irreparable injury to each party, its subsidiaries and/or affiliated companies. Accordingly, the parties or such other party may seek and obtain injunctive relief against the breach or threatened breach of the foregoing undertakings, in addition to any other legal remedies which may be available.

                          ARTICLE NINE
                             NOTICES

       All notices, demands or other written communications hereunder shall be in writing, and unless otherwise provided, shall be deemed to have been duly given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

          TO CONSULTANT:      David Eaton
                              911 Blackshire Road
                              Wilmington, Delaware  19805

          TO THE COMPANY:     Third-Order Nanotechnologies, Inc.
                              2601 Annand Dr., #16
                              Wilmington, Delaware 19808

in each case, with copies to such other addresses or to such other persons as any Party shall designate to the others for such purposes in manner hereinabove set forth.

                           ARTICLE TEN
                          MISCELLANEOUS

      This Agreement shall be binding upon and shall inure to the benefit of the Company's successors, transferees, and assigns. Any amendment to this Agreement must be in writing signed by Consultant and the Company. The Company and Consultant
acknowledge that any amendment of this Agreement (including, without limitation, any extension of this Agreement or any change from the terms of Article 2 in the consideration to be provided to Consultant with respect to services to be provided hereunder) or any departure from the terms or conditions hereof with respect to Consultant's consulting services for the Company is subject to the Company's and Consultant's prior written approval. This Agreement supersedes any prior consulting or other similar agreements between Consultant and the Company with respect to the subject matter hereof. There is no other agreement governing or affecting the subject matter hereof. All notices hereunder shall be deemed to have been given, if made in writing, when mailed, postage prepaid, to the parties at the addresses set forth above, or to such other addresses as a party shall specify to the other. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument. Nothing in this Agreement shall be construed or shall constitute a partnership, joint venture, employer-employee relationship or lessor-lessee relationship but, rather, the relationship established pursuant hereto is that of principal and independent contractor.

     IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first written above.


                              Third-Order Nanotechnologies, Inc.:


/s/Theresa Quattrochi         By:/s/  Frederick Goetz
---------------------         ------------------------------
(Witness  signature)          Frederick Goetz, Jr.,

                              President

/s/Theresa Quattrochi         /s/David F. Eaton
---------------------         ------------------------------
(Witness signature)           Dr. David  F. Eaton,
                              an individual

                            EXHIBIT A
                            ---------

                        Warrant Agreement

                   WARRANT PURCHASE AGREEMENT


April 17, 2007

Dr. David F. Eaton
911 Blackshire Road
Wilmington, DE  19805


     Third-Order  Nanotechnologies, Inc.,  a  Nevada  corporation
(the "Company"), hereby agrees with you as follows:

     1. Concurrently with the execution of this Warrant Purchase Agreement (the "Agreement"), the Company is entering into with you a consulting agreement, of even date hereof. Pursuant to the terms of the consulting agreement, the Company will deliver to you a Warrant
          (the "Warrant")  in  the  form  of  Exhibit A hereto, to
                                              ---------
          purchase up to One Hundred Fifty Thousand (150,000) shares of the Company's common stock, par value $.001 per share (the "Common Stock"), at a purchase price of Twenty-Five Cents ($0.25) per share, exercisable for a period of up to Thirty-Six (36) months commencing on the date hereof and pursuant to the following vesting schedule: (i) Twelve Thousand Five Hundred (12,500) shares shall vest immediately; and (ii) One Hundred Thirty Seven Thousand Five Hundred (137,500) shares shall vest in Eleven (11) equal monthly installments of Twelve Thousand Five Hundred (12,500) shares per month commencing on the 15th day of each month following the month of execution of this Agreement.

     2. The Company covenants that all shares that may be issued upon the exercise of the Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants that during the period within which the Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to permit the exercise of the Warrant.

     3. The provision of this Section 3 shall be binding upon any transferee of the Warrant and upon each holder of shares of Common Stock or other Company securities issued upon exercise of the Warrant (the "Shares") until such Shares shall have been sold to the public pursuant to either an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or an exemption from registration established to the satisfaction of the Company. You and each transferee will cause any proposed transferee of the Shares to agree to take and hold the Shares subject to the provisions of this Section 3. As used in this Section 3, the term "Shares" includes any shares of the Company's Common Stock or other securities issued in respect of the Shares pursuant to any stock split, stock dividend, recapitalization or otherwise; and the term "Warrant" includes any warrant or warrants issued in exchange for the original Warrant. Prior to any proposed transfer of the Warrant or of the Shares, the holder thereof shall give written notice to the Company stating such holder's intention to effect such transfer and describing the circumstances of the proposed transfer in sufficient detail, accompanied by either (i) an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, or (ii) a "no action" letter from the staff of the Securities and Exchange Commission to the effect that the staff will not recommend that enforcement action be taken if the proposed transfer is effected without registration. Subject to evidence of compliance with any applicable state securities or "blue sky" law or laws, the Company shall promptly notify the holder in writing that such holder may proceed with its transfer as described, and, if the transfer is of Shares, shall instruct its transfer agent to remove any stop-transfer restrictions against the Shares when transferred as proposed.

      If the foregoing correctly sets forth our understanding, please sign below.

Very truly yours,
                                       Accepted as of the
Third-Order Nanotechnologies, Inc.     date written above:


By:/s/Frederick Goetz                  /s/ David F. Eaton
-------------------------------        ---------------------
Frederick Goetz, Jr., president        Dr. David F. Eaton

EXHIBIT A
---------
                                                  WARRANT No. ___


NO SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THIS WARRANT OR THE SHARES PURCHASABLE HEREUNDER SHALL BE MADE EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED. TRANSFER OF THIS WARRANT IS ALSO RESTRICTED BY A WARRANT PURCHASE AGREEMENT DATED APRIL 17, 2007, A COPY OF WHICH IS AVAILABLE FROM THE ISSUER.

                WARRANT TO PURCHASE COMMON STOCK
              IN THIRD-ORDER NANOTECHNOLOGIES, INC.

                     Exercisable Commencing

                         April 17, 2007
                           Void After
                         April 17, 2010

THIS CERTIFIES that, for value received, Dr. David F. Eaton, of 911 Blackshire Road, Wilmington, Delaware 19805, is entitled, subject to the terms and conditions set forth in this Warrant, to purchase from Third-Order Nanotechnologies, Inc., a Nevada corporation (the "Company"), located at 2601 Annand Dr., #16, Wilmington, Delaware 19808, One Hundred Fifty Thousand (150,000) shares of the Company's common stock, par value $.001 per share (the "Common Stock"), at a purchase price of Twenty-Five Cents ($0.25) per share, exercisable for a period of up to Thirty-Six
(36) months commencing on the date hereof, subject to adjustment as provided in Section 5 below. This Warrant is issued pursuant to a Warrant Purchase Agreement between Dr. David F. Eaton and the Company, dated April 17, 2007, and is subject to all the terms thereof, including the vesting schedules set forth in
Section 1 thereof, and the limitations on transferability set forth in Section 3 thereof.

      1. This Warrant may be exercised by the holder hereof, in whole or in part (but not as to a fractional share), by the presentation and surrender of this Warrant with the form of Election to Purchase duly executed, at the principal office of the Company (or at such other address as the Company may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Company), and upon payment to the Company of the purchase price by certified or bank cashier's check. The shares of Common Stock so purchased shall be deemed to be issued to the holder hereof as the record owner of such shares of Common Stock as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares. Certificates for the shares of Common Stock so purchased shall be delivered or mailed to the holder promptly after this Warrant has been exercised, and if applicable, a new Warrant identical in form representing the number of shares of Common Stock with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof.

      2.    Nothing contained herein shall be construed to confer
upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company.
      3. The Company shall not issue certificates representing fractions of shares of Common Stock upon the exercise of this Warrant, but shall make a cash payment for any fractional share based on the market price of the Common Stock on the date of exercise, which shall be the closing sale price on the principal exchange on which the Common Stock is traded; or if not traded on any exchange, then the representative closing bid price in the over-the-counter market; or if not traded in the over-the-counter market, the fair market value as determined by the Company's board  of directors.  All calculations under this Section  3  and under  Section 5 shall be made to the nearest cent or shares,  as the case may be.
      4.    Subject to the limitations on transfer set  forth  in
Section 3 of the Warrant Purchase Agreement, this Warrant is exchangeable, upon its surrender by the holder at the office of the Company referred to in Section 1 above, for new warrants (containing the same terms as this Warrant) each representing the right  to purchase such number of shares of Common Stock as shall be  designated by such holder at the time of such surrender  (but not exceeding in the aggregate the remaining number of shares  of
Common Stock which may be purchased hereunder).  Upon receipt  of
evidence  satisfactory  to  the  Company  of  the  loss,   theft,
destruction or mutilation of this Warrant and upon delivery of  a bond of indemnity satisfactory to the Company (or, in the case of mutilation, upon surrender of this Warrant), the Company will issue  to  the holder a replacement warrant (containing the  same terms  as this Warrant). As used herein, "Warrant" shall  include all  new  warrants issued in exchange for or replacement of  this
Warrant.
      5.    If the Company shall pay a dividend in shares of  its
Common  Shares, subdivide (forward-split) its outstanding  shares of  Common Stock, combine (reverse-split) its outstanding  shares of  Common  Stock,  issue by reclassification of  its  shares  of
Common Stock any shares or other securities of the Company, or distribute to holders of its Common Stock any securities of the Company or of another entity, the number of shares of Common
Stock or other securities the holder hereof is entitled to purchase pursuant to this Warrant immediately prior thereto shall be adjusted so that the holder shall be entitled to receive upon exercise the number of shares of Common Stock or other securities which he or she would have owned or would have been entitled to receive after the happening of any of the events described above
had   this  Warrant  been  exercised  immediately  prior  to  the happening  of such event, and the exercise price per share  shall
be   correspondingly  adjusted;  provided,   however,   that   no
adjustment  in  the  number of shares and/or the  exercise  price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in such number and/or price; and provided further, however, that any adjustments which  by  reason of this Section 5 are not required to  be  made shall be carried forward and taken into account in any subsequent adjustment. An adjustment made pursuant to this Section 5 shall become effective immediately after the record date in the case of the stock dividend or other distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. The holder of this Warrant shall be entitled to participate in any subscription or other rights offering made to holders of Common Stock had he purchased the full number of shares as to which this Warrant remains unexercised immediately prior to the record date for such rights  offering.  If the Company is consolidated or merged  with or into another corporation or if all or substantially all of its assets are conveyed to another corporation this Warrant shall thereafter be exercisable for the purchase of the kind and number of shares of stock or other securities or property, if any, receivable upon such consolidation, merger or conveyance by a holder  of  the number of shares of Common Stock of  the  Company which could have been purchased on the exercise of this Warrant immediately prior to such consolidation, merger or conveyance;
and,  in any such case, appropriate adjustment (as determined  by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holder of this Warrant to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the number of shares of Common Stock the holder of this Warrant is entitled to purchase) shall thereafter be applicable, as nearly as possible, in  relation to any shares of Common Stock or other securities or other  property thereafter deliverable upon the exercise of  this
Warrant.   Upon any adjustment of the number of shares of  Common
Stock or other securities the holder of this Warrant is entitled to purchase, and of any change in exercise price per share, then in each such case the Company shall give written notice thereof to the then registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state such change and set forth in reasonable detail the method of calculation and the facts upon which such calculation is based.
     6.   If at any time:
     A. The Company shall declare a dividend or other distribution on its Common Stock payable otherwise than in cash at the same rate as the immediately preceding regular dividend or in Common Stock;
     B. The Company shall authorize the granting to the holders of its Common Stock of rights to subscribe for or purchase any shares of capital stock of any class or of any other rights;
     C. There shall be any plan or agreement of reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or
     D. There shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then the Company shall give to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, at any time prior to the applicable record date or dates, a written notice summarizing such action or event and stating the record date or dates for any such dividend or rights
          (or if a record is not to be taken, the date or dates as of which the holders of Common Stock of record to be entitled to such dividend or rights are to be determined), the date on which any such reorganization, reclassification, consolidation, merger, sale of assets, dissolution, liquidation or winding up is expected to become effective, and the date or dates as of which it is expected the holders of Common Stock of record shall be entitled to effect any exchange of their shares of Common Stock for securities of other property deliverable upon any such reorganization, reclassification, consolidation, merger, sale of assets, dissolution, liquidation or winding up.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officers on April 17, 2007.

Attested:                     THIRD-ORDER NANOTECHNOLOGIES, INC.:

By:/s/Andrew J. Ashton        By:/s/Frederick Goetz
---------------------------   -------------------------------
Andrew J. Ashton, Secretary   Frederick Goetz, Jr., president

                            EXHIBIT B
                            ---------

                 Conflict of Interest Disclosure



                              None

                            EXHIBIT C
                            ---------

                  Prior Work Product Disclosure

1. Except as listed in Section 2 below, the following is a complete list of all Prior Work Product that have been made or conceived or first reduced to practice by Consultant alone or jointly with others prior to my engagement by Third-Order Nanotechnologies, Inc.:

[ ] No inventions or improvements.
[ ] See below:

All issued patents in my name, prior to 2004, assigned to DuPont.


[List other work product here]

[ ] Additional sheets attached.

2. Due to a prior confidentiality agreement, Consultant cannot complete the disclosure under Section 1 above with respect to inventions or improvements generally listed below, the proprietary rights and duty of confidentiality with respect to which Consultant owes to the following party(ies):

Invention or Improvement Party(ies) Relationship:
  1. Software Algorithms relating to photopolymerization that may issue assigned to Precision Cure, LLC.
  2.   ___________________________
  3.   ___________________________

[ ] Additional sheets attached.
          (a)
          (b)
          (c)
          (d)  Background Technology Disclosure
The following is a list of all Background Technology which Consultant intends to use in performing under this Agreement:

[List all background technology to be used under this Agreement here.]

                            EXHIBIT D
                            ---------

                     Assignment of Copyright

     For good and valuable consideration which has been received, the undersigned sells, assigns and transfers to Third-Order Nanotechnologies, Inc., a Nevada corporation, and its successors and assigns, the copyright in and to the following work, which was created by the following indicated author(s):

Title:

Author(s):

Copyright Office Identification No. (if any):

and all of the right, title and interest of the undersigned, vested and contingent, therein and thereto.

Executed _______________________[date].

Signature: ____________________________

Printed Name: ________________________